Exhibit 23.4



                          Consent of Independent Auditors


  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 19, 1996, incorporated by reference in the Proxy Statement of Davidson & Associates, Inc. that is made a part of the Registration Statement (Form S-4) and Prospectus of CUC International Inc.


                                          /s/Ernst & Young LLP
                                          ERNST & YOUNG LLP


  Stamford, Connecticut

  June 19, 1996